EXHIBIT 10.1

                                    ANSCHUTZ
                               INVESTMENT COMPANY



          555 SEVENTEENTH STREET o SUITE 2400 o DENVER, COLORADO 80202
                       o 303-298-1000 o FAX 303-299-1333


                                  June 2, 2000

Rentech, Inc.
1331 17th Street, Suite 720
Denver, Colorado  80202
Attention:  Mr. Ronald C. Butz, Vice President & COO

      Re: Transactions among Rentech, Inc., Anschutz Investment Company and Forest Oil Company


Dear Mr. Butz:

      Reference is made to a letter (the "March 21 Letter") dated March 21, 2000 in which we notified you that Anschutz Investment Company ("Anschutz") had assigned certain rights, and A.C.E. Investment Partnership ("A.C.E.") had assumed certain obligations, under a Purchase Agreement (the "Purchase Agreement"), dated as of March 18, 2000, between Anschutz and Rentech, Inc. (the "Company"); the Option to Purchase Shares of Common Stock of the Company, dated as of March 18, 2000, by and between Anschutz and the Company, which option expires on December 31, 2001 (the "2001 Option"); the Option to Purchase Shares of Common Stock of the Company, dated as of March 18, 2000, by and between Anschutz and the Company, which option expires on December 31, 2004 (the "2004 Option" and together with the 2001 Option, the "Options")); and the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of March 18, 2000, by and among the Company, Forest Oil Company and Anschutz. The Purchase Agreement, the Options and the Registrations Rights Agreement are referred to herein as the "Agreements."

      Specifically, we informed you that Anschutz had assigned to A.C.E., and A.C.E. had assumed, the following rights and obligations under the Agreements:
(a) the right to purchase 61,250 shares of the Company's common stock pursuant to the terms of the Purchase Agreement, (b) the right to purchase 122,500 shares of the Company's common stock pursuant to the terms of the 2001 Option, (c) the right to purchase 61,250 shares of the Company's common stock pursuant to the terms of the 2004 Option and (d) the registration rights described in the Registration Rights Agreement with respect to the shares of common stock described in clauses (a) through (c).

      After the aforementioned assignment to A.C.E., Anschutz retained the following rights and obligations under the Agreements: (w) the right to purchase 938,750 shares of Common Stock pursuant to the terms of the Purchase Agreement,
(x) the right to purchase 1,877,500 shares of Common Stock pursuant to the terms of the 2001 Option, (y) the right to purchase 938,750 shares of Common Stock

Rentech, Inc.
June 2, 2000
Page 2

pursuant to the terms of the 2004 Option and (z) the registration rights described in the Registration Rights Agreement with respect to the shares of Common Stock described in clauses (w) through (y).

      In addition, we hereby notify you that Anschutz has assigned to The Anschutz Foundation (the "Foundation") and the Foundation has assumed (a) all of our rights and obligations with respect to right of Anschutz to purchase 938,750 shares of Common Stock pursuant to the terms of the 2004 Option and (b) the registration rights described in the Registration Rights Agreement with respect to such shares of Common Stock.

      Rentech and Anschutz have not yet completed the exchange of Options contemplated by the March 21 Letter. In light of the foregoing, we have enclosed the Options and ask that you deliver to us (i) two new 2001 Options reflecting the right of Anschutz to purchase 1,877,500 shares of the Company's common stock and the right of A.C.E. to purchase 122,500 shares of the Company's common stock and (ii) two new 2004 Options reflecting the right of Anschutz to purchase 938,750 shares of the Company's common stock (the "Anschutz 2004 Option") and the right of A.C.E. to purchase 61,250 shares of the Company's common stock. In connection with Anschutz's assignment of the 2004 Option to the Foundation, we will return the Anschutz 2004 Option to you in exchange for the option reflecting the right of the Foundation to purchase 938,750 shares of the Company's common stock. We will deliver the appropriate options to A.C.E. and the Foundation upon receipt thereof.

      After the aforementioned assignment to the Foundation, Anschutz retained the following rights and obligations under the Agreements: (x) the right to purchase 938,750 shares of Common Stock pursuant to the terms of the Purchase Agreement, (y) the right to purchase 1,877,500 shares of Common Stock pursuant to the terms of the 2001 Option, and (z) the registration rights described in the Registration Rights Agreement with respect to the shares of Common Stock described in clauses (x) and (y).

      In the event that you are required under any of the Agreements to provide notice to either A.C.E. or the Foundation, you may deliver such notice care of Anschutz Investment Company.

Rentech, Inc.
June 2, 2000
Page 3


      Kindly confirm your agreement to the foregoing by countersigning in the space provided below.



                                          Very truly yours,

                                          ANSCHUTZ INVESTMENT COMPANY


                                          By: /s/ CLIFFORD HICKEY
                                              ----------------------------------
                                                  Clifford Hickey
                                                  Vice President

AGREED AND ACCEPTED:

RENTECH, INC.



By: /s/ RONALD C. BUTZ
   --------------------------------
        Ronald C. Butz
        Vice President and COO



cc:  The Anschutz Foundation
     Forest Oil Company